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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MARCH 11, 1998
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



          OKLAHOMA                   1-13726                    73-1395733
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)



            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA 73118
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             (Address of principal executive offices)   (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)








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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On March 11, 1998, Chesapeake Energy Corporation ("Chesapeake") announced the completion of Chesapeake's acquisition of Hugoton Energy Corporation after receiving shareholder approvals. The March 11, 1998 press release is filed herewith as Exhibit 99, and is incorporated herein by reference.











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                                    SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              CHESAPEAKE ENERGY CORPORATION



                              BY: /S/ MARCUS C. ROWLAND
                                  ---------------------------------
                                  MARCUS C. ROWLAND
                                  Senior  Vice  President  - Finance and Chief
                                  Financial Officer


Dated: March 11, 1998




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           Exhibit 99 Press Release dated March 11, 1998.









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